UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2002


                         JAVIEN, INC.
   (Exact name of registrant as specified in its charter)

      Delaware                                  13-4067173
 State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization               Identification No.)


                    3836 Pt. McKay Rd NW
                  Calgary, Alberta T3B 5B8
      (Address of principal executive offices) (Zip Code)

Registrant's telephone number             403-815-1413


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Item 8.  CHANGES IN FISCAL YEAR

Pursuant to a resolution of the Board of Directors of the company on March 1, 2002, the Company has elected to change its fiscal year end from June 30th to March 31st. The Company will file a Form 10K for the transition period from June 30, 2001 to March 30, 2002 within ninety (90) days of the close of the company's fiscal year end, March 30, 2002.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2002

JAVIEN, INC.

/s/ Richard Wolfli
-----------------------
By: Richard Wolfli
President